UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 550-7500

11119 North Torrey Pines Road, La Jolla, CA 92037

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth under Item 2.01 below regarding the CVR Agreements (as defined below) is incorporated herein by reference.

The summary therein of the material terms of the CVR Agreements does not purport to be complete and is qualified in its entirety by reference to the CVR Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on October 26, 2009, Metabasis Therapeutics, Inc., a Delaware corporation (“Metabasis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Ligand Pharmaceuticals Incorporated (“Ligand”), David F. Hale, as Stockholders’ Representative, and Moonstone Acquisition, Inc., a direct wholly-owned subsidiary of Ligand (“Merger Sub”). The Merger Agreement called for Ligand to acquire Metabasis pursuant to a reverse triangular merger, whereby Merger Sub would merge with and into Metabasis, with Metabasis as the surviving corporation (the “Merger”).

As previously announced, the Merger Agreement was amended on November 25, 2009, by an Amendment to Agreement and Plan of Merger, to amend and clarify certain items in the Merger Agreement and the forms of CVR Agreements attached as exhibits to the Merger Agreement.

On January 27, 2010, Metabasis completed the previously announced Merger and was acquired by Ligand pursuant to the Merger Agreement. The Merger was approved by the stockholders of Metabasis at a special meeting held on January 27, 2010 (see Item 8.01 below) and became effective upon the filing of the certificate of merger with the Delaware Secretary of State on January 27, 2010.

Under the terms of the Merger Agreement, each share of Metabasis common stock issued and outstanding immediately before the effective time of the Merger (other than any dissenting shares, shares held in treasury by Metabasis and shares held by Merger Sub or Ligand) was converted into the right to receive $0.045741 in cash, without interest. In addition, Metabasis stockholders are entitled to receive one Roche CVR, one TR Beta CVR, one Glucagon CVR and one General CVR (each as defined below) for each share of Metabasis common stock held by such stockholder immediately before the effective time of the Merger, which rights are subject to the terms and conditions of the four Contingent Value Rights Agreements contemplated by the Merger Agreement and which Metabasis, Ligand and David F. Hale, as Stockholders’ Representative, entered into on January 27, 2010 with Mellon Investor Services LLC, as Rights Agent (the “CVR Agreements”). The respective CVR Agreements set forth the rights that former Metabasis stockholders will have with respect to each contingent value right (the “CVRs”) held by them after the closing of the Merger.

Roche CVR Agreement

Subject to certain adjustments (including the required payments of certain contingent liabilities and contributions to the Stockholders’ Representative fund), holders of the Roche CVRs (as defined in that certain Roche Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010 (the “Roche CVR Agreement”)), will receive (if and when payable on the January 1st or July 1st following the triggering payment event), the following payouts:

•	65% of any milestone payments received by Ligand or Metabasis after October 1, 2009 under a collaboration and license agreement with Hoffmann-La Roche Inc. and its affiliates (the “Roche Agreement”);

•	68% of any royalty payments received by Ligand or Metabasis after October 1, 2009 under the Roche Agreement;

•

65% of any aggregate proceeds (less reasonable out of pocket expenses and costs incurred by Ligand) received by Ligand or Metabasis after October 1, 2009 in connection with a sale or transfer of the Roche Agreement rights (including royalty rights, milestone payment rights or rights to all or any portion of a drug candidate or technology licensed pursuant to the Roche Agreement); and

•	a proportionate share of any amounts distributed to the holders of CVRs from the Stockholders’ Representative fund.

The foregoing description of the Roche CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the Roche CVR Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

TR Beta CVR Agreement

Subject to certain adjustments (including the required payments of certain contingent liabilities and contributions to the Stockholders’ Representative fund), holders of the TR Beta CVRs (as defined in that certain TR Beta Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010 (the “TR Beta CVR Agreement”)), will receive (if and when payable on the January 1st or July 1st following the triggering payment event), the following payouts:

•

(a) 50% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the TR Beta Program (as defined in the TR Beta CVR Agreement) prior to the sixth anniversary of the effective time of the Merger, (b) 40% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the TR Beta Program after the sixth anniversary of the effective time of the Merger and prior to the seventh anniversary of the effective time of the Merger, (c) 30% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the TR Beta Program after the seventh anniversary of the effective time of the Merger and prior to the eighth anniversary of the effective time of the Merger or (d) 20% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the TR Beta Program after the eighth anniversary of the effective time of the Merger and prior to the tenth anniversary of the effective time of the Merger; and

•	a proportionate share of any amounts distributed to the holders of CVRs from the Stockholders’ Representative fund.

The foregoing description of the TR Beta CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the TR Beta CVR Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Glucagon CVR Agreement

Subject to certain adjustments (including the required payments of certain contingent liabilities and contributions to the Stockholders’ Representative fund), holders of the Glucagon CVRs (as defined in that certain Glucagon Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010 (the “Glucagon CVR Agreement”)), will receive (if and when payable on the January 1st or July 1st following the triggering payment event), the following payouts:

•

(a) 50% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the Glucagon Program (as defined in the Glucagon CVR Agreement) prior to the sixth anniversary of the effective time of the Merger, (b) 40% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the Glucagon Program after the sixth anniversary of the effective time of the Merger and prior to the seventh anniversary of the effective time of the Merger, (c) 30% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the Glucagon Program after the seventh anniversary of the effective time of the Merger and prior to the eighth anniversary of the effective time of the Merger or (d) 20% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the Glucagon Program after the eighth anniversary of the effective time of the Merger and prior to the tenth anniversary of the effective time of the Merger; and

•	a proportionate share of any amounts distributed to the holders of CVRs from the Stockholders’ Representative fund.

The foregoing description of the Glucagon CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the Glucagon CVR Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

General CVR Agreement

Subject to certain adjustments (including the required payments of certain contingent liabilities and contributions to the Stockholders’ Representative fund), holders of the General CVRs (as defined in that certain General Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010 (the “General CVR Agreement”)), will receive (if and when payable on the January 1st or July 1st following the triggering payment event), the following payouts:

•

(a) 50% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with each deal related to the DGAT-1 Program, FBPase Inhibitor Program, GK Program, Pradefovir Program, HepDirect Program (each as defined in the General CVR Agreement) or certain other Metabasis drug development programs until such time as Ligand makes research and/or development investments of at least $700,000 on such program or (b) 25% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with each deal related to the DGAT-1 Program, FBPase Inhibitor Program, GK Program, Pradefovir Program, HepDirect Program or certain other Metabasis drug development programs after such time as Ligand makes research and/or development investments of at least $700,000 on such program;

•

(a) 90% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the ‘7133 Program (as defined in the General CVR Agreement) that occur after October 1, 2009 and within six months after the effective time of the Merger, (b) 30% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the ‘7133 Program that occur after the sixth month anniversary of the effective time of the Merger and prior to the two year anniversary of the effective time of the Merger or (c) 10% of any aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with deals related to the ‘7133 Program that occur after the two year anniversary of the effective time of the Merger and prior to the ten year anniversary of the effective time of the Merger;

•

60% of the aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with (a) any sale of certain shares of PeriCor Therapeutics, Inc. stock held by Metabasis, (b) any milestone payments or royalty payments payable pursuant to certain PeriCor Agreements (as defined in the General CVR Agreement) or (c) any full or partial sale or transfer of any rights to receive such milestone payments or royalty payments or all or any portion of a drug candidate or technology from the drug development program licensed pursuant to certain PeriCor Agreements;

•	the amount of any shortfall of Ligand’s guaranteed funding obligations under the Merger Agreement;

•

50% of the aggregate proceeds (less reasonable out of pocket expenses and costs) received by Ligand in connection with any sale of Metabasis’ QM/MM Technology (as defined in the General CVR Agreement); and

•	a proportionate share of any amounts distributed to the holders of CVRs from the Stockholders’ Representative fund.

The foregoing description of the General CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the General CVR Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Ligand is now the sole stockholder of Metabasis. All Metabasis stock will be deregistered and delisted.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 27, 2010, in connection with the Merger, Metabasis received notice from NASDAQ Stock Market, LLC that NASDAQ Stock Market, LLC has submitted to the SEC a Form 25 to delist Metabasis’ common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 above is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of January 27, 2010, in connection with the Merger, all of Metabasis’ incumbent directors and officers resigned. Ligand elected John Higgins, John Sharp and Charles Berkman as the new directors. The new Board of Directors elected John Higgins as President and Chief Executive Officer of Metabasis and John Sharp as Vice President and Chief Financial Officer of Metabasis; they hold the same offices for Ligand.

Item 8.01	Other Events

On January 27, 2010, at a special meeting of Metabasis stockholders, the stockholders of Metabasis approved the Merger and adopted the Merger Agreement, with 61% of the outstanding shares of Metabasis common stock outstanding on the record date for the special meeting being voted in favor of approval of the Merger and adoption of the Merger Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Number	Description

2.1	Certificate of Merger, dated and filed January 27, 2010.

10.1	Roche Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.2	TR Beta Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.3	Glucagon Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.4	General Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

By:	/S/ CHARLES S. BERKMAN
Charles S. Berkman, Vice President and Secretary

Date: January 28, 2010

EXHIBIT INDEX

Number	Description

2.1	Certificate of Merger, dated and filed January 27, 2010.

10.1	Roche Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.2	TR Beta Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.3	Glucagon Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.

10.4	General Contingent Value Rights Agreement, by and among Ligand Pharmaceuticals Incorporated, Metabasis Therapeutics, Inc., David F. Hale as Stockholders’ Representative, and Mellon Investor Services LLC, dated January 27, 2010.